Exhibit 99.2

Merrill Lynch & Co., Inc.                               Attachment I
----------------------------------------------------------------------
Preliminary Unaudited
Earnings Summary
                         For the Three Months Ended  Percent Inc/(Dec)
                         ---------------------------------------------
                         September  July   September   3Q05     3Q05
                            30,      1,      24,        vs.      vs.
                           2005     2005    2004       2Q05     3Q04
(in millions, except per  ------   ------   ------    -----    ------
 share amounts)


Net Revenues
  Asset management and
   portfolio service
   fees                    $1,527    $1,431   $1,344      7   %    14%
  Commissions               1,342     1,247    1,076      8        25
  Investment banking          880       920      660     (4)       33
  Principal transactions      810       975      355    (17)      128
  Revenues from
   consolidated
   investments                142        84      104     69        37
  Other                       604       658      403     (8)       50
                            ------    ------   ------
    Subtotal                5,305     5,315    3,942     (0)       35

  Interest and dividend
   revenues                 7,039     5,974    3,635     18        94
  Less interest expense     5,666     4,970    2,748     14       106
                            ------    ------   ------
    Net interest profit     1,373     1,004      887     37        55
                            ------    ------   ------

  Total Net Revenues        6,678     6,319    4,829      6        38
                            ------    ------   ------

Non-Interest Expenses
  Compensation and
   benefits                 3,251     3,130    2,273      4        43
  Communications and
   technology                 405       395      363      3        12
  Occupancy and related
   depreciation               235       227      219      4         7
  Brokerage, clearing,
   and exchange fees          190       216      193    (12)       (2)
  Professional fees           173       183      164     (5)        5
  Advertising and market
   development                138       160      127    (14)        9
  Expenses of
   consolidated
   investments                 91        35       47    160        94
  Office supplies and
   postage                     48        51       47     (6)        2
  Other                       211       327      188    (35)       12
                            ------    ------   ------

  Total Non-Interest
   Expenses                 4,742     4,724    3,621      0        31
                            ------    ------   ------

Earnings Before Income
 Taxes                      1,936     1,595    1,208     21        60

Income tax expense            560       460      286     22        96
                            ------    ------   ------

Net Earnings               $1,376    $1,135   $  922     21        49
                            ======    ======   ======

Preferred Stock
 Dividends                 $   18    $   17   $    9      6       100
                            ======    ======   ======

Earnings Per Common
 Share
  Basic                    $ 1.54    $ 1.25   $ 1.01     23        52
  Diluted                  $ 1.40    $ 1.14   $ 0.93     23        51

Average Shares Used in Computing
 Earnings Per Common Share
  Basic                     881.4     897.5    903.2     (2)       (2)
  Diluted                   968.5     978.5    985.0     (1)       (2)

Annualized Return on
 Average Common Equity       17.2%     14.3%    12.5%

----------------------------------------------------------------------
Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

Merrill Lynch & Co., Inc.                               Attachment II
----------------------------------------------------------------------
Preliminary Unaudited
Earnings Summary
                                For the Nine Months Ended
                                -------------------------
                                September 30,  September 24, Percent
 (in millions, except per           2005          2004       Inc/(Dec)
  share amounts)                -------------  ------------- ---------

 Net Revenues
   Asset management and
    portfolio service fees        $   4,393      $  4,001         10 %
   Commissions                        3,930         3,573         10
   Principal transactions             2,703         2,027         33
   Investment banking                 2,613         2,266         15
   Revenues from
    consolidated
    investments                         353           207         71
   Other                              1,631         1,030         58
                                   ---------      --------
     Subtotal                        15,623        13,104         19

   Interest and dividend
    revenues                         18,544         9,810         89
   Less interest expense             14,938         6,761        121
                                   ---------      --------
     Net interest profit              3,606         3,049         18
                                   ---------      --------

   Total Net Revenues                19,229        16,153         19
                                   ---------      --------

 Non-Interest Expenses
   Compensation and benefits          9,465         7,907         20
   Communications and technology      1,196         1,061         13
   Occupancy and related
    depreciation                        695           638          9
   Brokerage, clearing, and
    exchange fees                       625           565         11
   Professional fees                    534           507          5
   Advertising and market development   424           381         11
   Expenses of consolidated
    investments                         211           128         65
   Office supplies and postage          151           147          3
   Other                                728           535         36
                                   ---------      --------

   Total Non-Interest
    Expenses                         14,029        11,869         18
                                   ---------      --------

 Earnings Before Income
  Taxes                               5,200         4,284         21

 Income tax expense                   1,477         1,041         42
                                   ---------      --------

 Net Earnings                     $   3,723      $  3,243         15
                                   =========      ========

 Preferred Stock Dividends        $      42      $     28         50
                                   =========      ========

 Earnings Per Common Share
   Basic                          $    4.11      $   3.50         17
   Diluted                        $    3.76      $   3.19         18

 Average Shares Used in
  Computing Earnings Per
  Common Share
   Basic                              895.6         918.8         (3)
   Diluted                            980.1       1,007.9         (3)

 Annualized Return on
  Average Common Equity                15.7%         14.6%
----------------------------------------------------------------------
Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

Merrill Lynch & Co., Inc.                               Attachment III
----------------------------------------------------------------------
Preliminary Segment Data
(unaudited)
                         For the Three Months Ended  Percent Inc/(Dec)
                         ---------------------------------------------
                         September   July   September    3Q05   3Q05
                              30,      1,       24,       vs.    vs.
 (dollars in millions)       2005    2005      2004      2Q05   3Q04
                         ---------  ------- ---------   ------ -------

 Global Markets &
  Investment Banking
   Global Markets
       Debt Markets          $1,672    $1,602   $1,068     4  %    57%
       Equity Markets         1,200     1,026      589    17      104
                           ---------  --------  -------
      Total Global Markets
       net revenues           2,872     2,628    1,657     9       73
   Investment Banking(a)
     Origination:
       Debt                     396       373      255     6       55
       Equity                   219       223      197    (2)      11
     Strategic Advisory
      Services                  158       215      128   (27)      23
                           ---------  --------  -------
      Total Investment
       Banking net revenues     773       811      580    (5)      33
                           ---------  --------  -------
      Total net revenues      3,645     3,439    2,237     6       63
                           ---------  --------  -------

      Pre-tax earnings        1,289     1,098      771    17       67

      Pre-tax profit margin    35.4%     31.9%    34.5%
 ---------------------------------------------------------------------

 Global Private Client
     Fee-based revenues      $1,351    $1,285   $1,191     5       13
     Transactional and
      origination revenues      803       788      717     2       12
     Net interest profit        448       378      292    19       53
     Other revenues              89       117      115   (24)     (23)
                           ---------  --------  -------
      Total net revenues      2,691     2,568    2,315     5       16
                           ---------  --------  -------

      Pre-tax earnings          590       457      412    29       43

      Pre-tax profit margin    21.9%     17.8%    17.8%
 ---------------------------------------------------------------------

 Merrill Lynch Investment
  Managers
      Total net revenues       $456      $405     $373    13       22

      Pre-tax earnings          162       121      111    34       46

      Pre-tax profit margin    35.5%     29.9%    29.8%
 ---------------------------------------------------------------------

 Corporate
      Total net revenues      $(114)     $(93)    $(96)  (23)     (19)

      Pre-tax earnings
       (loss)                  (105)      (81)     (86)  (30)     (22)
----------------------------------------------------------------------

 Total
      Total net revenues     $6,678    $6,319   $4,829     6       38

      Pre-tax earnings        1,936     1,595    1,208    21       60

      Pre-tax profit margin    29.0%     25.2%    25.0%
 ---------------------------------------------------------------------



Preliminary Segment Data
(unaudited)
                              For the Nine Months Ended
                              -------------------------
                              September 30,  September 24,   Percent
                                  2005          2004       Inc / (Dec)
 (dollars in millions)         -----------   ----------   ------------


 Global Markets &
 Investment Banking
   Global Markets
       Debt Markets                 $4,934       $3,989        24    %
       Equity Markets                3,199        2,177        47
                                -----------   ----------
      Total Global
       Markets net revenues          8,133        6,166        32
   Investment Banking(a)
     Origination:
       Debt                          1,051          811        30
       Equity                          684          696        (2)
     Strategic Advisory Services       533          432        23
                                -----------   ----------
      Total Investment
       Banking net revenues          2,268        1,939        17
                                -----------   ----------
      Total net revenues            10,401        8,105        28
                                -----------   ----------

      Pre-tax earnings               3,511        2,879        22

      Pre-tax profit margin           33.8%        35.5%
 ---------------------------------------------------------------------

 Global Private Client
     Fee-based revenues             $3,907       $3,543        10
     Transactional and
      origination revenues           2,449        2,408         2
     Net interest profit             1,197          911        31
     Other revenues                    309          347       (11)
                                -----------   ----------
      Total net revenues             7,862        7,209         9
                                -----------   ----------

      Pre-tax earnings               1,557        1,354        15

      Pre-tax profit margin           19.8%        18.8%
 ---------------------------------------------------------------------

 Merrill Lynch Investment
  Managers
      Total net revenues            $1,274       $1,154        10

      Pre-tax earnings                 410          330        24

      Pre-tax profit margin           32.2%        28.6%
 ---------------------------------------------------------------------

 Corporate
      Total net revenues             $(308)        (315)        2

      Pre-tax earnings (loss)         (278)        (279)        0
----------------------------------------------------------------------

 Total
      Total net revenues           $19,229      $16,153        19

      Pre-tax earnings               5,200        4,284        21

      Pre-tax profit margin           27.0%        26.5%
 ---------------------------------------------------------------------
Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

(a) A portion of Origination revenue is recorded in the Global Private Client segment.

Merrill Lynch & Co., Inc.                               Attachment IV
----------------------------------------------------------------------
Consolidated Quarterly                                  (in millions)
Earnings  (unaudited)

                             3Q04    4Q04    1Q05    2Q05      3Q05
                            ------- ------- ------- ------- ----------
                             (13     (14     (13     (13       (13
                             weeks)  weeks)  weeks)  weeks)    weeks)
Net Revenues
  Asset management and
   portfolio service fees
      Portfolio service fees  $611    $614    $650    $670       $689
      Asset management fees    443     522     481     472        527
      Account fees             128     126     124     121        123
      Other fees               162     177     180     168        188
                            ------- ------- ------- ------- ----------
      Total                  1,344   1,439   1,435   1,431      1,527
  Commissions
      Listed and over-the-
       counter securities      562     706     727     631        691
      Mutual funds             306     343     364     353        383
      Other                    208     252     250     263        268
                            ------- ------- ------- ------- ----------
      Total                  1,076   1,301   1,341   1,247      1,342
  Investment banking
      Underwriting             531     755     652     706        720
      Strategic advisory       129     247     161     214        160
                            ------- ------- ------- ------- ----------
      Total                    660   1,002     813     920        880
  Principal transactions       355     296     918     975        810
  Revenues from consolidated
   investments                 104     139     127      84        142
  Other                        403     304     369     658        604
                            ------- ------- ------- ------- ----------
      Subtotal               3,942   4,481   5,003   5,315      5,305
  Interest and dividend
   revenues                  3,635   5,179   5,531   5,974      7,039
  Less interest expense      2,748   3,754   4,302   4,970      5,666
                            ------- ------- ------- ------- ----------
      Net interest profit      887   1,425   1,229   1,004      1,373

                            ------- ------- ------- ------- ----------
  Total Net Revenues         4,829   5,906   6,232   6,319      6,678
                            ------- ------- ------- ------- ----------

Non-Interest Expenses
  Compensation and benefits  2,273   2,689   3,084   3,130      3,251
  Communications and
   technology                  363     400     396     395        405
  Occupancy and related
   depreciation                219     255     233     227        235
  Brokerage, clearing, and
   exchange fees               193     208     219     216        190
  Professional fees            164     208     178     183        173
  Advertising and market
   development                 127     152     126     160        138
  Expenses of consolidated
   investments                  47     103      85      35         91
  Office supplies and
   postage                      47      56      52      51         48
  Other                        188     283     190     327        211

                            ------- ------- ------- ------- ----------
  Total Non-Interest
   Expenses                  3,621   4,354   4,563   4,724      4,742
                            ------- ------- ------- ------- ----------

Earnings Before Income Taxes 1,208   1,552   1,669   1,595      1,936
Income tax expense             286     359     457     460        560
                            ------- ------- ------- ------- ----------

Net Earnings                  $922  $1,193  $1,212  $1,135     $1,376
----------------------------------------------------------------------
Per Common Share Data
                             3Q04    4Q04    1Q05    2Q05      3Q05
                            ------- ------- ------- ------- ----------

  Earnings - Basic           $1.01   $1.32   $1.33   $1.25      $1.54
  Earnings - Diluted          0.93    1.19    1.21    1.14       1.40
  Dividends paid              0.16    0.16    0.16    0.20       0.20
  Book value                 31.75   32.99   32.91   33.63  34.66 Est.
----------------------------------------------------------------------
Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

Merrill Lynch & Co., Inc.                               Attachment V
----------------------------------------------------------------------
Percentage of Quarterly Net
 Revenues  (unaudited)

                              3Q04    4Q04    1Q05    2Q05     3Q05
                            ------- ------- ------- ------- ----------
                              (13     (14     (13     (13      (13
                              weeks)  weeks)  weeks)  weeks)   weeks)
Net Revenues
  Asset management and
   portfolio service fees
      Portfolio service fees  12.7%   10.4%   10.4%   10.6%     10.3%
      Asset management fees    9.2%    8.8%    7.7%    7.5%      7.9%
      Account fees             2.7%    2.1%    2.0%    1.9%      1.8%
      Other fees               3.2%    1.8%    2.9%    2.6%      2.9%
                             ------- ------- ------- ------ ----------
      Total                   27.8%   23.1%   23.0%   22.6%     22.9%
  Commissions
      Listed and over-the-
       counter securities     11.6%   12.0%   11.7%   10.0%     10.3%
      Mutual funds             6.3%    5.8%    5.8%    5.6%      5.7%
      Other                    4.4%    4.2%    4.0%    4.1%      4.1%
                             ------- ------- ------- ------ ----------
      Total                   22.3%   22.0%   21.5%   19.7%     20.1%
  Investment banking
      Underwriting            11.0%   12.8%   10.5%   11.2%     10.8%
      Strategic advisory       2.7%    4.2%    2.6%    3.4%      2.4%
                             ------- ------- ------- ------ ----------
      Total                   13.7%   17.0%   13.1%   14.6%     13.2%
  Principal transactions       7.4%    5.0%   14.7%   15.4%     12.1%
  Revenues from consolidated
   investments                 2.2%    2.4%    2.0%    1.3%      2.1%
  Other                        8.2%    6.4%    6.0%   10.5%      9.0%
                             ------- ------- ------- ------ ----------
      Subtotal                81.6%   75.9%   80.3%   84.1%     79.4%
  Interest and dividend
   revenues                   75.3%   87.7%   88.8%   94.5%    105.4%
  Less interest expense       56.9%   63.6%   69.1%   78.6%     84.8%
                             ------- ------- ------- ------ ----------
      Net interest profit     18.4%   24.1%   19.7%   15.9%     20.6%

                             ------- ------- ------- ------- ---------
  Total Net Revenues         100.0%  100.0%  100.0%  100.0%    100.0%
                             ------- ------- ------- ------ ----------

Non-Interest Expenses
  Compensation and
   benefits                   47.1%   45.5%   49.5%   49.5%     48.7%
  Communications and
   technology                  7.5%    6.8%    6.4%    6.3%      6.1%
  Occupancy and related
   depreciation                4.5%    4.3%    3.7%    3.6%      3.5%
  Brokerage, clearing, and
   exchange fees               4.0%    3.5%    3.5%    3.4%      2.8%
  Professional fees            3.4%    3.5%    2.9%    2.9%      2.6%
  Advertising and market
   development                 2.6%    2.6%    2.0%    2.5%      2.1%
  Expenses of consolidated
   investments                 1.0%    1.7%    1.4%    0.6%      1.4%
  Office supplies and
   postage                     1.0%    0.9%    0.8%    0.8%      0.7%
  Other                        3.9%    4.9%    3.0%    5.2%      3.1%
                             ------- ------- ------- ------ ----------
  Total Non-Interest
   Expenses                   75.0%   73.7%   73.2%   74.8%     71.0%
                             ------- ------- ------- ------ ----------

Earnings Before Income
 Taxes                        25.0%   26.3%   26.8%   25.2%     29.0%

Income tax expense             5.9%    6.1%    7.4%    7.2%      8.4%
                             ------- ------- ------- ------ ----------

Net Earnings                  19.1%   20.2%   19.4%   18.0%     20.6%
----------------------------------------------------------------------

Common shares outstanding
 (in millions):
                              3Q04    4Q04    1Q05    2Q05     3Q05
                             ------- ------- ------- ------- ---------
      Weighted-average -
       basic (1)             903.2   896.6   907.8   897.5     881.4
      Weighted-average -
       diluted               985.0   992.7   993.3   978.5     968.5
      Period-end (1)         932.9   931.8   948.7   930.9     921.7
------------------------------------ ------- ------- ------- ---------
Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

(1) Weighted-average basic shares do not include unvested restricted shares; however they are included in period-end shares.

Merrill Lynch & Co., Inc.                               Attachment VI
----------------------------------------------------------------------
Supplemental Data                                (dollars in billions)
 (unaudited)

                       3Q04    4Q04     1Q05     2Q05      3Q05
                      ------- ------- --------- ------- ----------
   Client Assets
   Private Client
      U.S.            $1,179  $1,244    $1,226  $1,238     $1,282
      Non - U.S.         109     115       116     115        113
                      ------- ------- --------- ------- ----------
   Total Private
    Client Assets      1,288   1,359     1,342   1,353      1,395
   MLIM direct
    sales (1)            225     238       233     236        272
                      ------- ------- --------- ------- ----------
   Total Client
    Assets            $1,513  $1,597    $1,575  $1,589     $1,667
                      ======= ======= ========= ======= ==========

    Assets in Asset-
     Priced Accounts    $243    $257      $256    $262       $276

   Assets Under
    Management          $478    $501      $479    $478       $524

        Retail           208     218       218     218        231
        Institutional    228     240       217     215        246
        Retail
         Separate
         Accounts         42      43        44      45         47

        U.S.             322     332       312     311        322
        Non-U.S.         156     169       167     167        202

        Equity           225     247       245     249        285
        Retail Money
         Market           53      50        49      46         45
        Institutional
         Liquidity
         Funds            91      90        70      68         74
        Fixed Income     109     114       115     115        120
   --------------------------------------------------------------

   Net New Money
        Private Client
         Accounts (2)     $9      $6       $11      $8        $11

       Assets Under
        Management      $(10)    $(5)     $(16)    $(2)       $12
   --------------------------------------------------------------

   Balance Sheet Information
    (estimated)
        Commercial Paper
         and Other
         Short-term
         Borrowings     $6.0    $4.0      $2.7    $6.8       $4.1
        Deposits        77.3    79.7      79.9    79.5       77.8
        Long-term
         Borrowings    102.6   116.5     112.3   113.5      124.6
        Long-term debt
         issued to
         TOPrSSM
         Partnerships    3.1     3.1       3.1     3.1        3.1

   Stockholders' Equity
    (estimated):
        Preferred
         Stockholders'
         Equity          0.4     0.6       1.6     1.7        1.7
        Common
         Stockholders'
         Equity         29.6    30.8      31.3    31.3       31.9
                      ------- ------- --------- ------- ----------
   Total Stockholders'
    Equity              30.0    31.4      32.9    33.0       33.6
   --------------------------------------------------------------

   Global Equity and
    Equity-Linked
    Underwriting (3)
        Volume           $11     $13       $12      $7        $10
        Market Share    10.9%    8.9%     10.5%    6.6%       7.0%
        Ranking            1       3         2       6          5

   Global Debt
    Underwriting (3)
        Volume           $66     $75       $66     $73        $80
        Market Share     5.4%    6.2%      4.2%    4.6%       6.2%
        Ranking            7       5        10       8          5

   Global Completed
    Mergers and
    Acquisitions
        Volume          $116    $117       $54     $50        $71
        Market Share    23.9%   25.8%     13.8%   12.0%      11.1%
        Ranking            4       3         6       7         11

   Global Announced
    Mergers and
    Acquisitions
        Volume           $51     $66      $132    $135        $94
        Market Share    13.3%    9.8%     21.7%   19.9%      15.4%
        Ranking            8      10         4       4          8
   --------------------------------------------------------------

   Full-Time
    Employees (4)     49,900  50,600    50,900  51,800     53,100

   Private Client
    Financial
    Advisors          14,120  14,140    14,180  14,420     14,690
   --------------------------------------------------------------

Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

(1) Reflects funds managed by MLIM not sold through Private Client channels.

(2) GPC net new money excludes flows associated with the Institutional Advisory Division which serves certain small- and middle-market companies.

(3) Full credit to book manager. Market shares derived from Thomson Financial Securities Data statistics.

(4) Excludes 100 full-time employees on salary continuation severance at the end of 3Q04, 4Q04, 1Q05, 2Q05, and 200 at the end of 3Q05.

For more information, please contact:

Investor Relations          Phone: 866-607-1234
Merrill Lynch & Co., Inc.   Fax: 212-449-7461
                            investor_relations@ml.com
                            www.ir.ml.com


    CONTACT: Merrill Lynch & Co., Inc.
             Media Relations:
             Jessica Oppenheim, 212-449-2107
             jessica_oppenheim@ml.com
             or
             Investor Relations:
             Jonathan Blum, 866-607-1234
             investor_relations@ml.com


                                       17